UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 11, 2011

PINNACLE BANKSHARES CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	000-23909	54-1832714
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

622 Broad Street, Altavista, Virginia	24517
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (434) 369-3000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 11, 2011, the Boards of Directors of Pinnacle Bankshares Corporation (the “Company”), and its banking subsidiary First National Bank (the “Bank”) selected Aubrey H. (Todd) Hall, III, age 40, to succeed Robert H. Gilliam, Jr. as President and Chief Executive Officer of the Company and Chief Executive Officer of the Bank upon Mr. Gilliam’s anticipated retirement in mid-year 2011. Also on January 11, 2011, the Bank’s Board of Directors appointed Mr. Hall to the Bank’s Board of Directors and elected him President and Chief Operating Officer of First National Bank, both effective January 11, 2011. The Board of Directors of the Company intends to nominate Mr. Hall for election to the Company’s Board at the next Annual Meeting of Shareholders scheduled for April 2011.

Mr. Hall serves as Executive Vice President of the Company and has been Executive Vice President of the Bank since April 2008.

Mr. Hall joined First National Bank in March 2003 as Vice President and Business Development Officer after nearly eleven years with Central Fidelity Bank and its successor, Wachovia. He became Chief Lending Officer for the Bank in May 2007. He was elected Executive Vice President of the Company in December 2010.

There are no family relationships between Mr. Hall and any other executive officer or director of the Company or the Bank, and there are no arrangements or understandings pursuant to which he has been appointed to these positions or selected as Mr. Gilliam’s successor.

There are no transactions between the Company or the Bank and Mr. Hall that would constitute related person transactions under Item 404(a) of Regulation S-K.

In connection with Mr. Hall’s election as President and Chief Operating Officer of the Bank, and the related increase in his responsibilities and discontinuation of certain commission compensation arrangements, Mr. Hall received an annual base salary increase of $41,375, effective January 1, 2011. As a member of the Bank’s Board of Directors, Mr. Hall will be entitled to the same compensation as other inside directors serving on the Bank’s Board.

The Company and the Bank issued a press release on January 18, 2011 providing further details of these management changes and the organization’s strategic plan, a copy of which press release is attached to this filing as Exhibit 99 and is herein incorporated by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99	Press Release dated January 18, 2011 announcing management changes and strategic plan.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE BANKSHARES CORPORATION

Date: January 18, 2011	By:	/s/ Bryan M. Lemley
Bryan M. Lemley
Secretary, Treasurer and Chief Financial Officer

Exhibit Index

Exhibit

99	Press Release dated January 18, 2011 announcing management changes and strategic plan.